UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): November 12, 2015

Frontera Group Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation or organization)

46-4429598

(I.R.S. Employer Identification No.)

150 Drake Street, Room 7F

Pomona CA 91767

 (Address of principal executive offices)   (Zip Code)

Phone: 909-374-5750

Copy of Communications to:

Bernard & Yam, LLP

Attn: Man Yam, Esq.

140-75 Ash Avenue, Suite 2D,

Flushing, NY 11355

Phone: 2122197783

Fax: 2122193604

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01 Changes in Registrant's Certifying Accountant.

a) On November 12, 2015, Cutler & Co., LLC (“Cutler & Co.”) informed us that it had merged its SEC auditing practice with Pritchett, Siler & Hardy PC. As a result of the transaction, the Cutler & Co. resigned as the Company’s independent registered public accounting firm.

The Company had appointed Cutler & Co. as it independent registered public accounting firm on June 17, 2015 and Cutler & Co. completed the audit of our financial statements for the year ended June 30, 2015 and the review of our quarterly financial statements for the period ended September 30, 2015.

Cutler & Co.’s audit report on the financial statements of the Company for the year ended June 30, 2015 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the financial statements of the Company for the year ended June 30, 2015 contained an uncertainty about the Company’s ability to continue as a going concern.

During the year ended June 30, 2015 the subsequent interim period thereto, and through November 12, 2015, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with Cutler & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Cutler & Co. would have caused them to make reference thereto in their reports on the financial statements for such periods.

During the year ended June 30, 2015, the subsequent interim period thereto, and through November 12, 2016, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

We provided Cutler & Co. with a copy of this Current Report and have requested that it furnish the Company with a letter addressing to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On November 16, 2015, the Company approved the engagement of Pritchett, Siler and Hardy PC (“Pritchett, Siler and Hardy PC”) as its principal accountant to audit the Company's financial statements. During the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted with Pritchett, Siler and Hardy PC regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did Pritchett, Siler and Hardy PC provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted Pritchett, Siler and Hardy PC on any matter that was the subject of a disagreement or a reportable event.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter of Cutler & Co. LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Frontera Group Inc

By:

/s/ Gan Ren

         Gan Ren

President, Director, CEO, CFO

Date:

February 8, 2016